                                                                    Exhibit 10.5

                                LICENSE AGREEMENT

     This License Agreement (the "Agreement") is entered into by and between UNIVERSITY OF MARYLAND, BALTIMORE COUNTY, having an address of 1000 Hilltop Circle, Baltimore, Maryland 21250, a constituent institution of the University System of Maryland, which is an agency of the State of Maryland (hereinafter "UMBC"); and AMICUS THERAPEUTICS, INC., a Delaware corporation having an address of 675 US Route 1, North Brunswick, New Jersey 08902 (hereinafter "AMICUS").

                                   WITNESSETH:

     WHEREAS, UMBC is interested in licensing PATENT RIGHTS (hereinafter defined) in a manner that will benefit the public by facilitating the distribution of useful products and the utilization of new methods, and as a center for research and education, UMBC is without capacity to commercially develop, manufacture, and distribute any such products or methods; and

     WHEREAS, a valuable invention entitled "Glycohydrolase Inhibitors, Their Preparation and Use Thereof" (UMBC REF. 2221 MS) was developed during the course of research conducted by Michael Sierks, Mikael Bols, and Troels Skrydstrup (hereinafter collectively, the "Inventor(s)"); and

     WHEREAS, UMBC has acquired through assignment all rights, title and interest to said valuable invention from the Inventors, with the exception of certain rights retained by the United States Government; and

     WHEREAS, AMICUS desires to commercially develop, manufacture, use and distribute products and processes derived from said invention throughout the United States, but is unable to do so without a license from UMBC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

     NOW THEREFORE, in consideration of the foregoing premises and the following mutual covenants, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE 1 - DEFINITIONS

     All references to particular Exhibits and Articles shall mean the Exhibits to, and Articles of, this Agreement, unless otherwise specified. For the purposes of this Agreement and the Exhibits hereto, the following words and phrases shall have the following meanings:

     1.1 "PATENT RIGHTS" shall mean the U.S. Patent No. 5,844,102, issued on December 1,1998, and assigned to UMBC entitled "Glycohydrolase Inhibitors, Their Preparation And Use Thereof and the invention disclosed and claimed therein, and any, reissues, and extensions thereof.

     1.2 "LICENSED PRODUCT" as used herein in either singular or plural shall mean any material, compositions, drug, or other product, the manufacture, use or sale of which would constitute, but for the license granted to AMICUS pursuant to this Agreement, an infringement of a VALID CLAIM of PATENT RIGHTS (infringement shall include, but is not limited to, direct, contributory, or inducement to infringe).

     1.3 "DERIVED PRODUCT" as used herein in either singular or plural shall mean a LICENSED PRODUCT the sale of which would not, in and of itself, constitute an infringement of a VALID CLAIM of PATENT RIGHTS (infringement shall include, but is not limited to, direct, contributory, or inducement to infringe), but the use or manufacture of which would constitute, but for the license granted to AMICUS pursuant to this Agreement, an infringement of a VALID CLAIM of PATENT RIGHTS

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

(infringement shall include, but is not limited to, direct, contributory, or inducement to infringe).

     1.4 "NET SALES" shall mean gross sales revenues and fees billed by AMICUS, AFFILIATED COMPANIES, and SUBLICENSEES from the sale of LICENSED PRODUCTS less trade discounts allowed, refunds, returns and recalls, and sales taxes. In the event that AMICUS, an AFFILIATED COMPANY, or a SUBLICENSEE sells a LICENSED PRODUCT in combination with other ingredients, components, substances, or as part of a kit or system, the NET SALES for purposes of royalty payments shall be based on the sales revenues and fees received from the entire combination, kit, or system.

     1.5 "EXCLUSIVE LICENSE" shall mean a grant by UMBC to AMICUS and its AFFILIATED COMPANIES of its entire right and interest in the PATENT RIGHTS subject to the retained right of the University System of Maryland to make, have made, provide and use LICENSED PRODUCTS for its research and educational purposes.

     1.6 "LICENSED FIELD" shall mean the [***].

     1.7 "AFFILIATED COMPANY" as used herein in either singular or plural shall mean any corporation, company, partnership, joint venture or other entity, which controls, is controlled by, or is under common control with, AMICUS. For purposes of this Paragraph, 'control' shall mean the direct or indirect ownership of at least fifty-percent (50%).

     1.8 "SUBLICENSEE" as used herein in either singular or plural shall mean any person or entity to which AMICUS or an AFFILIATED COMPANY has granted a sublicense under this Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

     1.9 "EFFECTIVE DATE" shall mean the date the last party hereto has executed this Agreement.

     1.10 "VALID CLAIM" shall mean an issued claim in an in-force patent that has not been held unenforceable, unpatentable, or invalid by a decision of a government administrative agency or court of competent jurisdiction, which finding is unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer.

                           ARTICLE II - LICENSE GRANT

     2.1 GRANT. Subject to AMICUS' payment of the fees set forth in Article III, below, and AMICUS' and its AFFILIATED COMPANIES' compliance with the other terms and conditions of this Agreement, UMBC hereby grants to AMICUS and its AFFILIATED COMPANIES an EXCLUSIVE LICENSE to make, have made, use, and sell LICENSED PRODUCTS under PATENT RIGHTS in the LICENSED FIELD.

     2.2 RIGHT TO SUBLICENSE. AMICUS and its AFFILIATED COMPANIES may sublicense others under this Agreement, subject to UMBC's approval, which shall not be unreasonably withheld, and shall provide a copy of each such sublicense agreement to UMBC promptly after it is executed. UMBC shall treat all such copies as confidential information of AMICUS. The applicable terms of any such sublicense shall be consistent with the terms of this Agreement.

                    ARTICLE III - FEES, ROYALTIES, & PAYMENTS

     3.1 LICENSE FEE. AMICUS shall pay to UMBC [***] as a license fee, which is nonrefundable and shall not be credited against future royalties or other fees. UMBC will not submit an invoice for the license fee. The license fee shall be payable as follows:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

     -    [***] within thirty (30) days of the EFFECTIVE DATE;

     - [***] upon a determination that UMBC is entitled to a patent claim to IFG (claim 2 of the patent) or within twelve (12) months of the EFFECTIVE DATE, whichever comes first.

     3.2 ANNUAL FEES. AMICUS shall pay to UMBC annual fees in the amounts set forth below until the termination or expiration of this Agreement:

            DUE DATE              ANNUAL FEE
-------------------------------   ----------
Second Anniversary of the
   Effective Date                   [***]
Third Anniversary of the
   Effective Date                   [***]
Fourth Anniversary of the
   Effective Date                   [***]
Fifth Anniversary of the
   Effective Date                   [***]
Sixth and each subsequent
   Anniversary of the Effective
   Date                             [***]

These annual fees shall be due within thirty (30) days of each anniversary of the EFFECTIVE DATE beginning with the second such anniversary. In any year following an anniversary of the EFFECTIVE DATE where: (i) sales of LICENSED PRODUCTS exist; (ii) milestone payments are made to UMBC pursuant to paragraph
3.4 below; or (iii) sublicensing revenues are to be paid pursuant to paragraph
3.5 below, the annual fee due on said anniversary shall be credited against such running royalties, milestone payments, and licensing revenues due in the year following said anniversary.

     3.3 ROYALTIES. AMICUS shall pay to UMBC [***] of NET SALES as a running royalty for all LICENSED PRODUCTS sold by AMICUS, its AFFILIATED COMPANIES, and SUBLICENSEES during the term of this Agreement; provided

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

however, AMICUS, its AFFILIATED COMPANIES, and SUBLICENSEES shall pay a [***] of NET SALES during the term of this agreement when a LICENSED PRODUCT is a DERIVED PRODUCT. Should AMICUS be required to license patent rights from a third party other than those already licensed by AMICUS from New York University's Mt. Sinai School of Medicine (i.e. allowed U.S. patent applications 09/604,053 and 09/948,348, pending U.S. patent application 10/172,604, entitled "A Method For Enhancing Mutant Enzyme Activity In Gaucher Disease," and any continuations, divisionals, and reissues thereof) to sell a LICENSED PRODUCT, AMICUS shall be entitled to credit [***] of any royalties payable under said third party license against the royalties due to UMBC for such LICENSED PRODUCT, provided however, in any case, the royalty rate payable to UMBC shall not be reduced below [***]. Royalty payments shall be made quarterly on either a calendar or fiscal quarterly schedule, at AMICUS' election, provided said quarterly schedule is reasonably consistent during the term of this Agreement. All non-US taxes related to the sales of LICENSED PRODUCTS shall be paid by AMICUS and shall not be deducted from any royalty or other payments due to UMBC.

In the event any LICENSED PRODUCT shall be sold by AMICUS or an AFFILIATED COMPANY to an AFFILIATED COMPANY, or any person, corporation, firm or association with which AMICUS or an AFFILIATED COMPANY has any agreement, understanding or arrangement with respect to consideration (such as, among other things, an option to purchase stock or actual stock ownership, or an arrangement involving division of profits or special rebates or allowances), the royalties to be paid hereunder for any such LICENSED PRODUCT shall be based upon the greater of: 1) the net selling price at which the purchaser of LICENSED PRODUCTS resells such products to the end user, 2) the fair market value of the LICENSED PRODUCT which shall be determined based on the sales price of similar products or services sold in the market, as applicable, or as may be mutually agreed by the parties, or 3) the net selling price of LICENSED PRODUCTS paid to AMICUS or an AFFILIATED COMPANY.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

     3.4 MILESTONE PAYMENTS. AMICUS shall pay:

     1) [***] upon the first demonstration of safety and efficacy over a dosing interval of greater than 28 days in a human phase II clinical trial for a LICENSED PRODUCT; and

     2) [***] upon receiving marketing approval for a first LICENSED PRODUCT from the U.S. Food and Drug Administration.

     The milestone payments set forth in this Paragraph shall be credited against running royalties due to UMBC; provided however, the amount credited in any given year shall not exceed [***] of the running royalties that would otherwise be due to UMBC for that year.

     3.5 SUBLICENSE CONSIDERATION. In addition to the running royalty due to UMBC as set forth in Paragraph 3.3, AMICUS shall pay the following percentages of any consideration, other than royalties, received by AMICUS or an AFFILIATED COMPANY for the grant of a sublicense under this Agreement:

     1) [***] until AMICUS has identified a lead compound covered by PATENT RIGHTS and demonstrated safety and efficacy of said compound in an animal model;

     2) [***] after AMICUS has identified a lead compound covered by PATENT RIGHTS and demonstrated safety and efficacy of said compound in an animal model, but before commencement of a clinical trial on a lead compound covered by PATENT RIGHTS; and

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

     3) [***] following commencement of a clinical trial on a lead compound covered by PATENT RIGHTS.

     For the purpose of clarification, such consideration shall include, without limitation, any licensing fees or other cash consideration, and any premium paid by the SUBLICENSEE over Fair Market Value for stock, or stock options, of the AMICUS or an AFFILIATED COMPANY. The term "Fair Market Value" shall mean the daily weighted average of the price at which said stock is publicly trading during the period twenty (20) business days prior to the effective date of said sublicense, or if the stock is not publicly traded, the value of such stock as determined by the most recent private financing through a Financial Investor in AMICUS or an AFFILIATED COMPANY that issued the shares. The term "Financial Investor" shall mean an entity whose sole interest in AMICUS or an AFFILIATED COMPANY is for the purpose of investment.

     3.6 REIMBURSEMENT. In accordance with Paragraph 4.1 below, AMICUS will reimburse UMBC, within thirty (30) days of the receipt of an invoice from UMBC, for all patent office fees associated with the maintenance of PATENT RIGHTS incurred by UMBC subsequent to the EFFECTIVE DATE of this Agreement.

     3.7 FORM OF PAYMENT. All payments under this Agreement shall be paid to UMBC in United States Dollars by check(s) drawn on a United States Bank. Checks are to be made payable to "UMBC" and shall reference:

         [***]

And shall be sent to:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

          OFFICE OF TECHNOLOGY DEVELOPMENT
          UNIVERSITY OF MARYLAND, BALTIMORE COUNTY
          ADMINISTRATION BUILDING
          1000 HILLTOP CIRCLE
          BALTIMORE, MD 21250
          ATTN: DIRECTOR

     3.8 FOREIGN CURRENCY. To the extent NET SALES of Licensed Products manufactured in the United States are made by AMICUS or a SUBLICENSEE in a foreign country, any royalties due to UMBC based thereon shall be first determined in the currency of the country in which the royalties were earned and then converted to their equivalent in United States Dollars using an average of the currency exchange rates quoted in the Wall Street Journal for the last business day of each of the three (3) consecutive calendar months constituting the calendar quarter in which the royalties were earned. To the extent that statutes, laws, codes, or government regulations (including currency exchange regulations) shall prevent or limit royalty payments by AMICUS or its SUBLICENSEES in any country, all monies due to UMBC shall promptly be deposited by AMICUS or its SUBLICENSEE, as the case may be, in an account in a local bank in such country, said bank to be designated by UMBC in writing; or paid to UMBC, or deposited in its account, in any other country where such payment or deposit is lawful under the currency restrictions, as directed in writing by UMBC.

     3.9 LATE PAYMENTS. In the event that any payment due hereunder is not made when due, the payment shall accrue interest beginning on the tenth day following the due date thereof, calculated at the annual rate of the sum of (a) two percent (2%) plus (b) the prime interest rate quoted by The Wall Street Journal on the date said payment is due, the interest being compounded on the last day of each calendar quarter, provided however, that in no event shall said annual interest rate exceed the maximum legal interest rate for corporations. Each such payment when made shall be accompanied by all interest so accrued. Said interest and the payment and acceptance thereof shall not negate or waive the right of UMBC to seek any other remedy, legal or

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

equitable, to which it may be entitled because of the delinquency of any payment including, but not limited to termination of this Agreement as set forth in Paragraph 9.2.

     ARTICLE IV - PATENT PROSECUTION, MAINTENANCE, & INFRINGEMENT

     4.1 PROSECUTION & MAINTENANCE. UMBC, at AMICUS' expense, shall maintain all patents specified under PATENT RIGHTS upon authorization of AMICUS and AMICUS shall be licensed thereunder. Title to all such patents and patent applications shall reside in UMBC. UMBC shall have full and complete control over all patent matters related to the PATENT RIGHTS, provided however, that UMBC will consider and incorporate reasonable comments received from AMICUS. AMICUS will provide payment authorization to UMBC at least one (1) month before an action is due, provided that AMICUS has received timely notice of such action from UMBC and has the opportunity to provide comments. Failure to provide authorization can be considered by UMBC as an AMICUS decision not to authorize an action.

     4.2 NOTIFICATION. Each party will notify the other promptly in writing when any infringement of the PATENT RIGHTS by another is uncovered or suspected.

     4.3 INFRINGEMENT. AMICUS shall have the first right to enforce any patent within PATENT RIGHTS in the FIELD against any infringement or alleged infringement thereof, and shall at all times keep UMBC informed as to the status thereof. AMICUS may, in its sole judgment and at its own expense, institute suit against any such infringer or alleged infringer and control, settle, and defend such suit in a manner consistent with the terms and provisions hereof and recover, for its account subject to Paragraph 4.4, any damages, awards or settlements resulting therefrom. This right to sue for infringement shall not be used in an arbitrary or capricious manner. UMBC shall reasonably cooperate in any such litigation, including being joined as a party plaintiff if AMICUS' attorneys, in their sole discretion, determine that UMBC is necessary to any

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

such litigation, at AMICUS' expense using AMICUS' counsel of choice. UMBC shall have the right to retain counsel of its own selection, at UMBC's expense, in any litigation instituted by AMICUS pursuant to this Paragraph 4.3, provided that AMICUS' counsel shall be lead counsel.

     If AMICUS elects not to enforce any patent within the PATENT RIGHTS, then it shall so notify UMBC in writing within ninety (90) days of receiving notice that an infringement exists, and UMBC may, in its sole judgment and at its own expense, take steps to enforce any patent and control, settle, and defend such suit in a manner consistent with the terms and provisions hereof, and recover, for its own account, any damages, awards or settlements resulting therefrom. UMBC shall reasonably consider any comments from AMICUS regarding any settlement that may impair AMICUS' rights under this Agreement in any way prior to UMBC entering into such settlement. AMICUS shall have the right to participate in such litigation and, if it elects to do so, will retain counsel of its own selection and at its expense, provided that UMBC's counsel shall be lead counsel.

     4.4 RECOVERY. Any recovery by AMICUS under Paragraph 4.3 shall be deemed to reflect loss of commercial sales, and AMICUS shall pay to UMBC a percent, according to the rate determined for Sublicense Consideration as described in Paragraph 3.5, of the recovery net of all reasonable costs and expenses associated with each suit or settlement. If the cost and expenses exceed the recovery, then [***] of the excess shall be credited against royalties payable by AMICUS to UMBC hereunder in connection with sales in the country of such legal proceedings, provided, however, that any such credit under this Paragraph shall not exceed [***] percent [***] of the royalties otherwise payable to UMBC with regard to sales in the country of such action in any one calendar year, with any excess credit being carried forward to future calendar years.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

                     ARTICLE V - OBLIGATIONS OF THE PARTIES

     5.1 REPORTS. AMICUS shall provide to UMBC within thirty (30) days of the end of each March, June, September and December after the EFFECTIVE DATE, a written report to UMBC of the amount of LICENSED PRODUCTS sold, the total NET SALES of such LICENSED PRODUCTS, and the running royalties due to UMBC as a result of NET SALES AMICUS, AFFILIATED COMPANIES, and SUBLICENSEES. Payment of any such royalties due shall accompany such report. The report of sales and royalties due shall be substantially in the format of the sales and royalty report form given in Exhibit A. Until AMICUS or a SUBLICENSEE has achieved a first commercial sale of a LICENSED PRODUCT, a report shall be submitted at the end of every June after the EFFECTIVE DATE and will include a full written report describing AMICUS' or any SUBLICENSEE'S technical efforts towards meeting its obligations under the terms of this Agreement as set forth in Paragraph 5.3. UMBC shall treat all reports received pursuant to this Paragraph as confidential information of AMICUS.

     5.2 RECORDS. AMICUS and its AFFILIATED COMPANIES shall make and retain, for a period of three (3) years following the period of each report required by Paragraph 5.1, true and accurate records, files and books of account containing all the data reasonably required for the full computation and verification of sales and other information required in Paragraph 5.1. Such books and records shall be in accordance with generally accepted accounting principles consistently applied. AMICUS and its AFFILIATED COMPANIES shall permit the inspection and copying of such records, files and books of account by UMBC or its certified public accountants during regular business hours upon ten (10) business days' written notice to AMICUS or an AFFILIATED COMPANY. Such inspection shall not be made more than once each calendar year. All costs of such inspection and copying shall be paid by UMBC, provided that if any such inspection shall reveal that an error has been made in the amount equal to five percent (5%) or more of such payment, such costs shall be borne by AMICUS. AMICUS and its AFFILIATED COMPANIES shall include in any

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

agreement with its SUBLICENSEES, which permits such party to make, use or sell LICENSED PRODUCTS, a provision requiring such party to retain records of sales of LICENSED PRODUCTS and other information as required in Paragraph 5.1 and to permit UMBC to inspect such records as required by this Paragraph. Any information disclosed or provided to UMBC during any such inspection or resulting from any such inspection shall be treated as confidential information of the disclosing party.

     5.3 COMMERCIALIZATION EFFORTS. AMICUS shall exercise commercially reasonable efforts to develop and to introduce a LICENSED PRODUCT into the commercial market as soon as practicable, consistent with sound and reasonable business practice and judgment; thereafter, until the expiration of the Agreement, AMICUS shall endeavor to keep LICENSED PRODUCTS reasonably available to the public.

     5.4 PATENT ACKNOWLEDGEMENT. AMICUS agrees that all packaging containing individual LICENSED PRODUCTS sold by AMICUS and SUBLICENSEES will be marked with the number of the applicable patent(s) licensed hereunder in accordance with each country's patent laws.

                          ARTICLE VI - REPRESENTATIONS

     6.1 REPRESENTATIONS BY UMBC. UMBC represents and warrants that it has, or will obtain, all approvals from UMBC senior officials necessary for it to enter into this Agreement. UMBC further warrants that it has good and marketable title to its interest in the inventions claimed under PATENT RIGHTS with the exception of certain retained rights of the United States government. EXCEPT AS EXPRESSLY SET FORTH IN THIS PARAGRAPH 6.1, AMICUS AND ITS AFFILIATED COMPANIES AGREE THAT THE PATENT RIGHTS ARE PROVIDED "AS IS", AND THAT UMBC MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE PERFORMANCE OF

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

LICENSED PRODUCTS INCLUDING THEIR SAFETY, EFFECTIVENESS, OR COMMERCIAL VIABILITY. UMBC MAKES NO REPRESENTATION AS TO THE VALIDITY OF THE PATENT RIGHTS OR THAT ANY PRACTICE UNDER THE PATENT RIGHTS SHALL BE FREE OF INFRINGEMENT OF ANOTHER PATENT OR OTHER PROPRIETARY RIGHT NOT GRANTED TO AMICUS HEREUNDER. UMBC DISCLAIMS ALL WARRANTIES WITH REGARD TO PRODUCTS AND SERVICES LICENSED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, ALL WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, UMBC ADDITIONALLY DISCLAIMS ALL OBLIGATIONS AND LIABILITIES ON THE PART OF UMBC AND INVENTORS, FOR DAMAGES, INCLUDING, BUT NOT LIMITED TO, DIRECT, INDIRECT, SPECIAL, AND CONSEQUENTIAL DAMAGES, ATTORNEYS' AND EXPERTS' FEES, AND COURT COSTS (EVEN IF UMBC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, FEES OR COSTS), ARISING OUT OF OR IN CONNECTION WITH THE MANUFACTURE, USE, OR SALE OF THE PRODUCT LICENSED UNDER THIS AGREEMENT. AMICUS AND ITS AFFILIATED COMPANIES ASSUME ALL RESPONSIBILITY AND LIABILITY FOR LOSS OR DAMAGE CAUSED BY A LICENSED PRODUCT MANUFACTURED, USED OR SOLD BY AMICUS, ITS SUBLICENSEES AND AFFILIATED COMPANIES.

                          ARTICLE VII - INDEMNIFICATION

     7.1 INDEMNIFICATION. UMBC and the Inventors of PATENT RIGHTS will not, under the provisions of this Agreement or otherwise, have control over the manner in which AMICUS or its AFFILIATED COMPANIES or its SUBLICENSEES or those operating for its account or third parties who purchase LICENSED PRODUCTS from any of the foregoing entities, practice the PATENT RIGHTS or LICENSED PRODUCTS. AMICUS shall defend, indemnify, and hold UMBC, The University System of Maryland, the State of Maryland, their present and former trustees, officers, agents, faculty, employees, and

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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AMICUS THERAPEUTICS, INC.
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Inventors and students who were involved with the creation of the inventions covered by the PATENT RIGHTS, as applicable, harmless as against any judgments, fees, expenses, or other costs arising from or incidental to any product liability or other lawsuit, claim, demand or other action brought as a consequence of the practice of said inventions by any of the foregoing entities, whether or not UMBC or said Inventors, either jointly or severally, is named as a party defendant in any such lawsuit. Practice of the inventions covered by the PATENT RIGHTS, by an AFFILIATED COMPANY or an agent or a SUBLICENSEE or a third party on behalf of or for the account of AMICUS or by a third party who purchases LICENSED PRODUCTS from AMICUS, an AFFILIATED COMPANY, or a SUBLICENSEE, shall be considered AMICUS' practice of said inventions for purposes of this Paragraph. The obligation of AMICUS to defend, indemnify, and hold harmless, as set forth in this Paragraph, shall survive the termination of this Agreement.

     7.2 INDEMNIFICATION BY UMBC. UMBC will indemnify and hold AMICUS harmless from any and all losses, claims, liabilities, damages, costs and expenses (including reasonable attorney's fees) which arise out of the acts or omissions of the University, its agents, employees or students in connection with this Agreement or by any breach or default in the performance of the obligations of the University hereunder. The obligations of UMBC pursuant to this Paragraph 7.2 are contingent upon the existence of an appropriation to UMBC by the State Legislature for the purpose of satisfying this clause in particular or clauses of this type, in general at the time that the acts or omissions giving rise to the University's obligations occur. If UMBC has no such appropriation at the time such acts or omissions occur, it will seek an appropriation to satisfy claims pursuant to this subsection, but its obligations to pay AMICUS will be subject to the receipt of such an appropriation.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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AMICUS THERAPEUTICS, INC.
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                         ARTICLE VIII - CONFIDENTIALITY

     8.1 CONFIDENTIALITY. In performing under this Agreement, the parties may exchange information that they consider to be confidential. The recipient of such information agrees to accept the disclosure of said information which is
(a) marked as confidential at the time it is sent to the recipient, or (b) orally, is stated by the disclosing party to be confidential, or (c) is of such a nature that the receiving party in the exercise of reasonable business judgment should know is confidential, and to employ all reasonable efforts to maintain the information secret and confidential, such efforts to be no less than the degree of care employed by the recipient to preserve and safeguard its own confidential information. The information shall not be disclosed or revealed to anyone except employees and consultants of the recipient who have a need to know the information and who have entered into a secrecy agreement with the recipient under which such employees and consultants are required to maintain confidential the proprietary information of the recipient and such employees and consultants shall be advised by the recipient of the confidential nature of the information and that the information shall be treated accordingly; provided however, a receiving party may disclose confidential information to its accountants, banks, financing sources, financial officers, lawyers, and related professionals or such other persons having a legitimate need to know such information, or as otherwise permitted by the disclosing party, provided that such individuals are under an obligation to keep such information confidential.

     The obligations of this Paragraph shall also apply to the confidential information of AFFILIATED COMPANIES and/or SUBLICENSEES provided by AMICUS to UMBC. UMBC's, AMICUS', and its AFFILIATED COMPANIES' obligations under this Paragraph shall extend until three (3) years after the termination of this Agreement.

     8.2 EXCEPTIONS. The recipient's obligations under Paragraph 8.1 shall not extend to any part of the information:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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AMICUS THERAPEUTICS, INC.
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          A.   that can be demonstrated to have been in the public domain or publicly known and readily available to the trade or the public prior to the date of the disclosure; or

          B. that can be demonstrated from written records to have been in the recipient's possession or readily available to the recipient from another source not under obligation of secrecy to the disclosing party prior to the disclosure; or

          C. that becomes part of the public domain or publicly known by publication or otherwise, not due to any unauthorized act by the recipient; or

          D. that is demonstrated from written records to have been developed by or for the receiving party without reference to confidential information disclosed by the disclosing party.

     8.3 COMPLIANCE WITH LAW. The prohibitions on the disclosure of confidential information of a disclosing party under this Agreement shall not preclude a receiving party, on the advice of counsel, from complying with applicable law or other demand under lawful process, including a discovery request in a civil litigation, so long as the receiving party first gives the disclosing party written notice of the required disclosure and reasonably cooperates with the disclosing party, at the disclosing party's sole expense, in seeking reasonable protective arrangements with respect to such confidential information. In no event shall the receiving party's cooperation with the disclosing party require the receiving party to take any action that, on the advice of their counsel, could result in the imposition of any sanctions or other penalties against it.

     8.4 RIGHT TO PUBLISH. Each party may publish manuscripts, abstracts or the like describing the PATENT RIGHTS and inventions contained therein provided

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

confidential information of the other as defined in Paragraph 8.1, is not included without first obtaining approval from the disclosing party to include such confidential information. Otherwise, either party shall be free to publish manuscripts and abstracts or the like related to the PATENT RIGHTS without the other party's prior approval.

                         ARTICLE IX - TERM & TERMINATION

     9.1 TERM. The term of this Agreement shall commence on the EFFECTIVE DATE and shall continue until the date of expiration of the patent included within PATENT RIGHTS.

     9.2 TERMINATION BY EITHER PARTY. This Agreement may be terminated by either party, in the event that the other party (a) becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against a party and not dismissed within fourteen (14) days, or (b) fails to perform or otherwise breaches any of its obligations hereunder, if, following the giving of notice by the terminating party of its intent to terminate and stating the grounds therefore, the party receiving such notice shall not have cured the failure or breach within thirty (30) days. In no event, however, shall such notice or intention to terminate be deemed to waive any rights to damages or any other remedy that the party giving notice of breach may have as a consequence of such failure or breach.

     9.3 TERMINATION BY AMICUS. Notwithstanding termination pursuant to Paragraph 9.2, above, AMICUS may terminate this Agreement and the license granted herein, for any reason, upon giving UMBC sixty (60) days written notice.

     9.4 OBLIGATIONS AND DUTIES UPON TERMINATION. If this Agreement is terminated, both parties shall be released from all obligations and duties imposed or assumed hereunder to the extent so terminated, except as expressly provided to the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

contrary in this Agreement. Upon termination, both parties shall cease any further use of the confidential information disclosed to the receiving party by the other party. This obligation extends as well to any other persons to whom a party has disclosed confidential information of the other. Termination of this Agreement, for whatever reason, shall not affect the obligation of either party to make any payments for which it is liable prior to or upon such termination. Termination shall not affect UMBC's right to recover unpaid royalties or fees or reimbursement for patent expenses incurred pursuant to Paragraph 4.1 prior to termination. At the end of the Sell-Off Period (defined below), AMICUS shall submit a final royalty report to UMBC (which UMBC shall treat as confidential information of AMICUS) and any royalty payments and unreimbursed patent expenses due UMBC shall become immediately due and payable. Upon termination of this Agreement, all rights in and to the PATENT RIGHTS shall revert immediately to UMBC at no cost to UMBC; provided, however, that if this Agreement is terminated pursuant to Paragraphs 9.2 or 9.3, AMICUS, its AFFILIATED COMPANIES and/or SUBLICENSEES, shall have the right to continue to manufacture LICENSED PRODUCTS to the extent AMICUS, its AFFILIATED COMPANIES and/or SUBLICENSEES, have parts, components, or supplies on hand or on order, and to sell LICENSED PRODUCTS already in inventory at the time of such termination ("Sell-Off Period"), provided that the Sell-Off Period shall not exceed a period of one (1) year, and subject to the royalty payment obligations of Paragraph 3.3, the reporting provisions of Paragraph 5.1, and any other obligations that survive as set forth in Paragraph 10.13. In the event of termination of this Agreement, AMICUS shall provide all of its SUBLICENSEES with written notice of: (i) termination of this Agreement; (ii) termination of all sublicenses under this Agreement; and (iii) the right of any SUBLICENSEES to negotiate a license to PATENT RIGHTS directly with UMBC. A copy of all such notices shall be provided to UMBC, and treated as confidential information of AMICUS.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

                            ARTICLE X - MISCELLANEOUS

     10.1 USE OF NAME. AMICUS shall not use the name of UMBC or The University System of Maryland or any of its constituent parts, or any contraction thereof or the name of the Inventors in any advertising, promotional, sales literature or fundraising documents without prior written notice to UMBC. AMICUS shall allow at least seven (7) business days notice of any proposed public disclosure for UMBC's review and approval. If UMBC does not respond by the end of said seven day period, any proposed use of the names contemplated herein shall be deemed approved provided, however, that UMBC's name shall not be used in any case as an endorsement of LICENSED PRODUCTS.

     10.2 NO PARTNERSHIP. Nothing in this Agreement shall be construed to create any agency, employment, partnership, joint venture or similar relationship between the parties other than that of a licensor/licensee. Neither party shall have any right or authority whatsoever to incur any liability or obligation (express or implied) or otherwise act in any manner in the name or on the behalf of the other, or to make any promise, warranty or representation binding on the other.

     10.3 NOTICE OF CLAIM. Each party shall give the other or its representative immediate notice of any suit or action filed, or prompt notice of any claim made, against them arising out of the performance of this Agreement.

     10.4 PRODUCT LIABILITY. Prior to initial human testing or first commercial sale of any LICENSED PRODUCT, as the case may be, in any particular country, AMICUS shall establish and maintain, in each country in which AMICUS, an AFFILIATED COMPANY or a SUBLICENSEE shall test or sell a LICENSED PRODUCT, product liability or other appropriate insurance coverage appropriate to the risks involved in marketing LICENSED PRODUCTS; provided however, such insurance shall include coverage of at least [***] dollars [***] per incident. Upon AMICUS'

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

request, UMBC agrees to reasonably consider agreeing to insurance coverage of less than [***] dollars [***] subject to AMICUS ability to provide evidence that a lesser amount of coverage is usual, customary, and sufficient to cover product liability risk for LICENSED PRODUCTS or comparable products in the industry. Upon UMBC's request, AMICUS will furnish UMBC with a Certificate of Insurance for each product liability insurance policy obtained, which shall be treated as confidential information of AMICUS. UMBC shall be listed as an additional insured in AMICUS' said insurance policies. If such product liability insurance is underwritten on a 'claims made' basis, AMICUS agrees that any change in underwriters during the term of this Agreement will require the purchase of 'prior acts' coverage to ensure that coverage will be continuous throughout the term of this Agreement.

     10.5 GOVERNING LAW. This Agreement shall be construed, and legal relations between the parties hereto shall be determined, in accordance with the laws of the State of Maryland applicable to contracts solely executed and wholly to be performed within the State of Maryland without giving effect to the principles of conflicts of laws. Any disputes between the parties to the Agreement shall be brought in the state or federal courts of Maryland.

     10.6 NOTICE. All notices or communication required or permitted to be given by either party hereunder shall be deemed sufficiently given if mailed by registered mail or certified mail or sent by overnight courier, such as Federal Express, to the other party at its respective address set forth below or to such other address as one party shall give notice of to the other from time to time hereunder. Mailed notices shall be deemed received on the third business day following the date of mailing. Notices sent by overnight courier shall be deemed received the following business day. Notices may be sent by facsimile provided that any notice sent by facsimile is confirmed by registered mail or certified mail or sent by overnight courier. Notices received by facsimile shall be deemed received on the day either party receives such a facsimile at the number listed below.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

     If to AMICUS:   Amicus Therapeutics, Inc.
                     675 US Highway One
                     North Brunswick, NJ 08902
                     Attn: Vice President of Research

                     Facsimile: 732-745-9769

     If to UMBC:     Office of Technology Development
                     University of Maryland, Baltimore County
                     Administration Building, 2nd Floor
                     1000 Hilltop Circle
                     Baltimore, MD 21250
                     Attn: Director

                     Facsimile: 410-455-8750

     10.7 COMPLIANCE WITH ALL LAWS. In all activities undertaken pursuant to this Agreement, both UMBC and AMICUS covenant and agree that each will in all material respects comply with applicable federal, state and local laws and statutes, as may be in effect at the time of performance and all valid rules, regulations and orders thereof regulating such activities.

     10.8 SUCCESSORS AND ASSIGNS. Neither this Agreement nor any of the rights or obligations created herein, except for the right to receive any remuneration hereunder, may be assigned by either party, in whole or in part, without the prior written consent of the other party, except that either party shall be free to assign this Agreement in connection with any sale of all or substantially all of its assets, stock or business to which this Agreement relates (whether by sale, merger, acquisition, operation of law or otherwise) without the consent of the other. AMICUS shall promptly notify UMBC of any such assignment by AMICUS. This Agreement shall bind and inure to the benefit of the successors and permitted assigns of the parties hereto. Any attempt to assign this Agreement other than as expressly permitted by this Paragraph shall render the attempted assignment null and void.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

     10.9 NO WAIVERS; SEVERABILITY. No waiver of any breach of this Agreement shall constitute a waiver of any other breach of the same or other provision of this Agreement, and no waiver shall be effective unless made in writing. Any provision hereof prohibited by or unenforceable under any applicable law of any jurisdiction shall as to such jurisdiction be deemed ineffective and deleted herefrom without affecting any other provision of this Agreement. It is the desire of the parties hereto that this Agreement be enforced to the maximum extent permitted by law, and should any provision contained herein be held by any governmental agency or court of competent jurisdiction to be void, illegal and unenforceable, the parties shall negotiate in good faith for a substitute term or provision which carries out the original intent of the parties

     10.10 ENTIRE AGREEMENT; AMENDMENT. AMICUS and UMBC acknowledge that they have read this entire Agreement and that this Agreement, including the attached Exhibits constitutes the entire understanding and contract between the parties hereto and supersedes any and all prior or contemporaneous oral or written communications with respect to the subject matter hereof, all of which communications are merged herein. It is expressly understood and agreed that (i) there being no expectations to the contrary between the parties hereto, no usage of trade, verbal agreement or another regular practice or method dealing within any industry or between the parties hereto shall be used to modify, interpret, supplement or alter in any manner the express terms of this Agreement; and (ii) this Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by both of the parties hereto.

     10.11 FORCE MAJEURE. If either party fails to fulfill its obligations hereunder (other than an obligation for the payment of money), when such failure is due to an act of God, or other circumstances beyond its reasonable control, including but not limited to fire, flood, civil commotion, riot, war (declared and undeclared), revolution, or embargoes, then said failure shall be excused for the duration of such event and for such a time thereafter as is reasonable to enable the parties to resume performance under this Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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AMICUS THERAPEUTICS, INC.
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     10.12 FURTHER ASSURANCES. Each party shall, at any time, and from to time, prior to or after the EFFECTIVE DATE of this Agreement, at reasonable request of the other party, execute and deliver to the other such instruments and documents and shall take such actions as may be required to more effectively carry out the terms of this Agreement.

     10.13 SURVIVAL. All representations, warranties, covenants and agreements made herein and which by their express terms or by implication are to be performed after the execution and/or termination hereof, or are prospective in nature, shall survive such execution and/or termination, as the case may be. This shall include Articles VI, VII, VIII, IX, and X, including, but not limited to, AMICUS' right to make, use, and sell LICENSED PRODUCTS during the Sell-Off Period and its obligation to pay royalties as set forth in Paragraph 9.4.

     10.14 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall be construed as giving any person, firm, corporation or other entity, other than the parties hereto and their successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

     10.15 HEADINGS. Article headings are for convenient reference and not a part of this Agreement. All Exhibits are incorporated herein by this reference.

     10.16 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which when taken together shall be deemed but one instrument.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date the last party hereto has executed this Agreement.

UNIVERSITY OF MARYLAND, BALTIMORE       AMICUS THERAPEUTICS, INC.
COUNTY


By: /s/ Scott A. Bass                   By: /s/ Norman Hardman
    ---------------------------------       ------------------------------------
    Scott A. Bass, Ph.D.                    Norman Hardman, Ph.D.
    Vice Provost for Research               Chief Executive Officer

Date: 6/19/03                           Date: 6.26.03

APPROVED
UMBC Legal Affairs

/s/ Illegible
-------------------------------------


[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMICUS THERAPEUTICS, INC.
Exclusive License Agreement

                                    EXHIBIT A

                        QUARTERLY SALES & ROYALTY REPORT
          FOR LICENSE AGREEMENT BETWEEN AMICUS AND UMBC DATED _________

                  FOR PERIOD OF ______________ TO ____________

             UMBC              TOTAL NET
PRODUCT   REFERENCE/           SALES/NET             ROYALTY
 NAME/      PATENT     UNITS    SERVICE    ROYALTY    AMOUNT
 NUMBER     NUMBER      SOLD    REVENUES     RATE      DUE
-------   ----------   -----   ---------   -------   -------


                     TOTAL ROYALTIES DUE FOR THIS PERIOD $______________________

   This report format is to be used to report quarterly royalty statements to
    UMBC. It should be placed on AMICUS letterhead and accompany any royalty payments due for the reporting period. This report shall be submitted even if no sales are reported.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
      TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.